Exhibit 10.6(c)

SECOND AMENDMENT TO LOAN AND SERVICING AGREEMENT

This Second Amendment to Loan and Servicing Agreement dated as of May 25, 2021 (this “Amendment”), is among RCC Real Estate SPE Holdings LLC (“Holdings”), RCC Real Estate SPE 9 LLC (the “Borrower”) and the Lenders party hereto.

PRELIMINARY STATEMENTS:

1.Reference is made to the Loan and Servicing Agreement dated as of July 31, 2020 (as amended by the First Amendment to Loan and Servicing Agreement dated as of September 16, 2020 and further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan and Servicing Agreement”), among Holdings, the Borrower, the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, Massachusetts Mutual Life Insurance Company, as the Facility Servicer, ACRES Capital Servicing LLC, as the Portfolio Asset Servicer, and Wells Fargo Bank, National Association, as the Collateral Custodian.

2.The Borrower has requested that the Lenders amend the Loan and Servicing Agreement as set forth herein and, subject to the terms and conditions set forth in this Amendment, the Lenders agree to such request.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Amendment, the receipt and sufficiency of which are acknowledged, the parties to this Amendment hereby agree as follows:

1.Definitions.  Capitalized terms used in this Amendment and not otherwise defined have the meanings set forth for such terms in the Loan and Servicing Agreement.

2.Waiver and Consent.  The Borrower has (i) formed Exantas Phili Holdings, LLC, a wholly owned Subsidiary of the Borrower (“HGI Sub”), and transferred a Loan Asset, Hilton Garden Inn, Philadelphia, to HGI Sub, (ii) formed 65 E. Wacker Holdings, LLC, a wholly owned Subsidiary of the Borrower (“Wacker Sub”), and intends to transfer a Loan Asset, 65 E. Wacker, to Wacker Sub, and (iii) formed Plymouth Meeting Holdings, LLC, a wholly owned Subsidiary of the Borrower (“Plymouth Sub”), and intends to transfer a Loan Asset, Plymouth, to Plymouth Sub (collectively, the “Specified Events”).  Notwithstanding anything to the contrary in the Loan and Servicing Agreement, and in reliance on the representations and warranties and covenants set forth herein, the Lenders hereby consent to, and waive any Event of Default that occurred solely because of, the Specified Events.  The foregoing waiver and consent is limited to the Specified Events and shall not be deemed to be a waiver or consent to any future action, including the formation of any additional Subsidiaries.

3.Amendments to the Loan and Servicing Agreement.

(a)Section 1.01 of the Loan and Servicing Agreement is hereby amended by adding the following definition in proper alphabetical sequence:

“Account Control Agreement” means the account control agreement among the Borrower, the Facility Servicer, the Account Bank and the Administrative Agent, with respect to the establishment and governance of the Collection Account, and any replacement or substitution therefor.

“Collection Account” means the securities or deposit account established with the Account Bank and governed by the Account Control Agreement in the name of the Borrower and under the “control” (within the meaning of the UCC) of the Administrative Agent for the benefit of the Secured Parties; provided that, subject to the rights of the Administrative Agent hereunder with respect to funds, the funds deposited therein from time to time shall constitute the property and assets of the Borrower, and the Borrower shall be solely liable for any Taxes payable with respect to the Collection Account.

“Permitted REO Subsidiaries” means any wholly-owned Subsidiary of Borrower permitted under Section 4.01(n).

“Permitted REO Sub Guaranty Agreement” means any Guaranty by a Permitted REO Subsidiary in favor of the Secured Parties, in form and substance substantially similar to the Guaranty, dated as of May 25, 2021, by Exantas Phili Holdings, LLC in favor of the Secured Parties.

(b)Section 1.01 of the Loan and Servicing Agreement is hereby amended by amending and restating the following definition in its entirety to read as follows:

“Transaction Documents” means this Agreement, any Note, the Account Control Agreement, the Fee Letters, each Assignment and Assumption Agreement, each Participation Agreement, the Custodial and Account Control Agreements, the Guaranty Agreement, each Permitted REO Sub Guaranty Agreement, and each agreement, instrument, certificate or other document related to any of the foregoing.

(c)Section 2.07 of the Loan and Servicing Agreement is hereby amended to add the following Section 2.07(f) thereto as follows:

(f)

Notwithstanding anything in this Agreement to the contrary, the Borrower and the Portfolio Asset Servicer on the Borrower’s behalf shall cause the Collateral Portfolio to be serviced by Underlying Servicers such that there will be no more than ten deposits of Collections to the Collection Account between Payment Dates.  Without limiting the Borrower’s and the Portfolio Asset Servicer’s obligations in the preceding sentence, if either (i) the Borrower or the Portfolio Asset Servicer on the Borrower’s behalf anticipate that more than ten deposits will be made to the Collection Account between Payment Dates or (ii) more than ten deposits are made to the Collection Account between any Payment Dates, then the Borrower shall open a deposit account (the “Excess Collections Account”) with a financial institution reasonably acceptable to the Facility Servicer.  The Administrative Agent shall have a perfected first priority Lien on the Excess Collections Account pursuant to an account control agreement acceptable to the Administrative Agent and the Facility Servicer.  If the Borrower has opened the Excess Collections Account as required pursuant to this Section 2.07(f), then the Borrower and the Portfolio Asset Servicer on the Borrower’s behalf shall thereafter cause deposits of Collections in excess of ten between Payment Dates to be made to the Excess Collections Account and the account control agreement governing the Excess Collections Account shall require that all amounts on deposit therein shall be swept to the Collection Account on each Reporting Date.

(d)Section 4.01(n) of the Loan and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

(n)

No Subsidiaries.  The Borrower does not own or hold the equity interests in any other Person other than (i) Exantas Phili Holdings, LLC (“HGI Sub”), 65 E. Wacker Holdings, LLC and Plymouth Meeting Holdings, LLC and (ii) any other wholly owned subsidiary that (A) has been approved in writing by the Initial Lender in its sole discretion, (B) has delivered to the Initial Lender (1) a Permitted REO Sub Guaranty Agreement executed by such Subsidiary and (2) such Subsidiary’s limited liability company agreement, which is substantially in the form of HGI Sub’s limited liability company agreement, (C) Borrower has delivered to the Administrative Agent the certificated Pledged Equity of such Subsidiary and the related assignment, duly executed in blank and (D) has agreed (which agreement will be set forth in the applicable Permitted REO Sub Guaranty Agreement) that if the Borrower or such Subsidiary elects to exercise remedies with respect to any Portfolio Asset that is a loan interest or loan participation interest, then (unless otherwise agreed by the Initial Lender) no later than the earlier to occur of (1) the date of any foreclosure sale or the date on which the Borrower or such Subsidiary accepts a deed-in-lieu of foreclosure with respect to any such Portfolio Asset and (2) the date that is 60 days after the date the Borrower or such Subsidiary commences enforcement remedies for such Portfolio Asset, such Subsidiary shall, at its expense, execute and deliver to the Administrative Agent mortgage documents in a form and substance reasonably acceptable to the Initial Lender, in its sole discretion, and sufficient to document a first priority mortgage lien in favor of the Administrative Agent, for the benefit of the Secured Parties, on the real property subject to such foreclosure sale, deed-in-lieu of foreclosure or enforcement remedies.  Holdings does not own or hold the equity interest in any other Person other than Borrower.

(e)Section 4.01(a)(iv) of the Loan and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

(iv) The Collection Account constitutes either a “deposit account” or a “securities account” (each as defined in the applicable UCC) as specified in the Account Control Agreement.

(f)Sections 5.01(p)(i) and 5.01(p)(ii) of the Loan and Servicing Agreement are hereby amended and restated in their entirety to read as follows:

(i)within 120 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ended December 31, 2020, audited consolidated balance sheet and consolidated statements of operations and cash flow, each with respect to the Borrower and each audited by a firm of nationally recognized independent public accountants, as of the end of such fiscal year;

(ii)(A) within 45 days after the end of each of the first three fiscal quarters, an unaudited financial report of the Borrower containing a consolidated balance sheet and a consolidated statement of operations for the most recent such fiscal quarter and (B) within 45 days after the end of each fiscal quarter, (i) a Quarterly LTV Certificate, including the report of an independent third party as agreed to by the Majority Lenders, delivered to the Borrower for such fiscal quarter, (ii) a report by an independent third party reasonably acceptable to the Majority Lenders setting forth the Value of the Eligible Portfolio Assets and Specified CLO Assets as of the end of such fiscal quarter and (iii) a calculation of the Debt Service Coverage Ratio for such fiscal quarter, including a breakdown of NOI and outstanding principal balance for each Eligible Portfolio Asset that is a First Lien Senior Secured Portfolio Asset as of the end of such quarter;

(g)Section 8.05(b) of the Loan and Servicing Agreement is hereby amended to delete the first sentence thereof and replace it in its entirety to read as follows:

Each of the parties hereto hereby agrees that (i) the Collection Account is intended to be a “deposit account” or a “securities account” (each within the meaning of the UCC) as specified in the Account Control Agreement and (ii) only the Administrative Agent and the Facility Servicer shall be entitled to exercise the rights with respect to the Collection Account and have the right to direct the disposition of funds in the Collection Account in accordance with Section 2.08.

(h)Exhibit L to the Loan and Servicing Agreement is hereby deleted in its entirety.

4.Representations and Warranties.  Each Loan Party hereby represents and warrants to the Lenders as follows:

(a)Such Loan Party (i) has the power, authority and legal right to (A) execute and deliver this Amendment and the Loan and Servicing Agreement, as amended, and (B) perform and carry out the terms of this Amendment and the Loan and Servicing Agreement, as amended, and the transactions contemplated hereby and thereby and (ii) has taken all necessary action to  authorize the execution, delivery and performance of this Amendment.  This Amendment has been duly executed and delivered by such Loan Party.

(b)This Amendment and the Loan and Servicing Agreement, as amended, each constitute the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity.

(c)The representations and warranties of such Loan Party contained in the Loan and Servicing Agreement are true and correct in all material respects as of the date hereof (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date).

(d)As of the date hereof, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Unmatured Event of Default, Event of Default or Cash Trap Event.

5.Effectiveness.  This Amendment is effective on and as of the date when the last of the following conditions precedent has been satisfied in a manner satisfactory to the Initial Lender:

(a)This Amendment has been duly executed by, and delivered to, the parties hereto.

(b)(i) A Guaranty Agreement by HGI Sub in favor of the Secured Parties, has been duly executed by HGI Sub and delivered to the Initial Lender, (ii) a Guaranty Agreement by Wacker Sub in favor of the Secured Parties, has been duly executed by Wacker Sub and delivered to the Initial Lender and (iii) a Guaranty Agreement by Plymouth Sub in favor of the Secured Parties, has been duly executed by Plymouth Sub and delivered to the Initial Lender.

(c)(i) The Amended and Restated Limited Liability Company Agreement of HGI Sub has been duly executed and delivered to the Initial Lender, (ii) the Limited Liability Company Agreement of Wacker Sub has been duly executed and delivered to the Initial Lender and (iii) the Limited Liability Company Agreement of Plymouth Sub has been duly executed and delivered to the Initial Lender.

(d)The Borrower has delivered to the Administrative Agent (i) the certificated equity of HGI Sub and the related assignment, duly executed in blank, (ii) the certificated equity of Wacker Sub and the related assignment, duly executed in blank and (iii) the certificated equity of Plymouth Sub and the related assignment, duly executed in blank.

(e)The existing Collections Account has been closed and a new Collections Account has been established (or a procedure therefor has been agreed to by the parties hereto).  The Borrower has delivered to the Administrative Agent and the Facility Servicer a fully executed securities account control agreement with respect to the new Collections Account.

(f)The representations and warranties contained in Section 4 are true and correct.

(g)All fees that are required to be paid hereunder or under the Loan and Servicing Agreement have been paid in full.

6.Reaffirmations.  Each Loan Party reaffirms all covenants set forth in the Loan and Servicing Agreement and the other Transaction Documents.  Except as specifically provided herein, all terms and conditions of the Loan and Servicing Agreement remain in full force and effect, without waiver or modification.  This Amendment and the Loan and Servicing Agreement are to be read together as one document.  From and after the date hereof, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan and Servicing Agreement or any other Transaction Document to the Loan and Servicing Agreement or to any term, condition or provision contained “thereunder,” “thereof,” “therein” or words of like import, means and are a reference to the Loan and Servicing Agreement (or such term, condition or provision, as applicable) as amended, restated, supplemented or otherwise modified by this Amendment.

7.Successors and Assigns.  This Amendment is binding upon each party hereto and their respective successors and assign, and inures to the sole benefit of such party and its respective successors and assigns.  Neither the Borrower nor Holdings has the right to assign their respective rights or delegate their respective duties under this Amendment.

8.Costs, Expenses and Taxes.  The Borrower and Holdings affirm and acknowledge that Section 11.07 of the Loan and Servicing Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

9.Governing Law; Severability.  This Amendment shall be governed by the laws of the State of New York.  Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

The parties have caused this Amendment to be executed as of the date first above written.

The Borrower

RCC REAL ESTATE SPE 9 LLC

By:	/s/ Mark Fogel
Name:	Mark Fogel
Title:	President

Holdings

RCC REAL ESTATE SPE HOLDINGS LLC

By:	/s/ Mark Fogel
Name:	Mark Fogel
Title:	President

[Signature Page – Second Amendment to Loan and Servicing Agreement]

Lenders

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Andrew C. Dickey
Name:	Andrew C. Dickey
Title:	Head of Alternative and Private Equity

[Signature Page – Second Amendment to Loan and Servicing Agreement]

Acknowledged by:

Administrative Agent

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Todd Landry
Name:	Todd Landry
Title:	Vice President

[Signature Page – Second Amendment to Loan and Servicing Agreement]